EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of KL Acquisition Corp (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Richard Gumer, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 21, 2022

/s/ Richard Gumer
	Name:	Richard Gumer
	Title:	Chief Financial Officer and Secretary
(Principal Accounting and Financial Officer)